UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2011

Vishay Intertechnology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
63 Lancaster Avenue Malvern, PA	19355-2143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure

On September 12, 2011, Vishay Intertechnology, Inc. issued a press release updating its outlook for the third quarter of 2011.

A copy of that press release is furnished as Exhibit 99 to this report and is hereby incorporated by reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99	Press release dated September 12, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 12, 2011

VISHAY INTERTECHNOLOGY, INC.

		By:	/s/ Lori Lipcaman
		Name:	Lori Lipcaman
		Title:	Executive Vice President and
Chief Financial Officer